                                                                    EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
IN RE.  TOWER AUTOMOTIVE, INC., ET. AL.

DEBTOR(S)
TOWER AUTOMOTIVE, INC., ET.AL. (1)          CASE NO. 05-10578 (ALG)
                                            (JOINTLY ADMINISTERED)
                                            CHAPTER 11

                      FIFTH MONTHLY OPERATING STATEMENT FOR
                          THE MONTH ENDED JUNE 30, 2005

DEBTORS ADDRESS:
27175 HAGGERTY ROAD
NOVI, MICHIGAN 48377

                                             MONTHLY DISBURSEMENTS: $285,699,491

DEBTORS' ATTORNEY:
JAMES H.M. SPRAYREGEN, P.C. (JS-7757)
MATHEW A. CANTOR (MC-7727)
KIRKLAND & ELLIS LLP
CITIGROUP CENTER
153 EAST 53RD STREET
NEW YORK, NEW YORK 10022-4675
TELEPHONE: (212) 446-4800
FACSIMILE: (212) 446-4900

-AND-

ANUP SATHY (AS-4915)
KIRKLAND & ELLIS LLP
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601
TELEPHONE: (312) 861-2000
FACSIMILE: (312) 861-2200
                                 MONTHLY OPERATING PROFIT (LOSS): $(124,464,000)

REPORT PREPARER:
CHRISTOPHER T. HATTO
CORPORATE CONTROLLER
TOWER AUTOMOTIVE, INC.

THE UNDERSIGNED, HAVING REVIEWED THE ATTACHED REPORT AND BEING FAMILIAR WITH THE DEBTORS' FINANCIAL AFFAIRS, VERIFIES UNDER THE PENALTY OF PERJURY, THAT THE INFORMATION CONTAINED THEREIN IS COMPLETE, ACCURATE AND TRUTHFUL TO THE BEST OF MY KNOWLEDGE.

DATE: JULY 29, 2005     S/ JAMES A. MALLAK
                      ---------------------------------------------------------
                       JAMES A. MALLAK, CHIEF FINANCIAL OFFICER AND TREASURER

(1) THE DEBTORS IN THESE JOINTLY ADMINISTERED PROCEEDINGS ARE: TOWER AUTOMOTIVE, INC.; ALGOODS, USA, INC.; R.J. TOWER CORPORATION; TOWER AUTOMOTIVE BARDSTOWN, INC.; TOWER AUTOMOTIVE BOWLING GREEN, LLC; TOWER AUTOMOTIVE CHICAGO, LLC; TOWER AUTOMOTIVE FINANCE, INC.; TOWER AUTOMOTIVE GRANITE CITY, LLC; TOWER AUTOMOTIVE GRANITE CITY SERVICES, LLC; TOWER AUTOMOTIVE INTERNATIONAL, INC.; TOWER AUTOMOTIVE INTERNATIONAL HOLDINGS, INC.; TOWER AUTOMOTIVE INTERNATIONAL YOROZU HOLDINGS, INC.; TOWER AUTOMOTIVE LANSING, LLC; TOWER AUTOMOTIVE MADISON, LLC; TOWER AUTOMOTIVE MICHIGAN, LLC; TOWER AUTOMOTIVE MILWAUKEE, LLC; TOWER AUTOMOTIVE PLYMOUTH, INC.; TOWER AUTOMOTIVE PRODUCTS COMPANY, INC.; TOWER AUTOMOTIVE RECEIVABLES COMPANY, INC.; TOWER AUTOMOTIVE SERVICES AND TECHNOLOGY, LLC; TOWER AUTOMOTIVE TECHNOLOGY, INC.; TOWER AUTOMOTIVE TECHNOLOGY PRODUCTS, INC.; TOWER AUTOMOTIVE TOOL, LLC; TOWER SERVICES, INC.; AND TRYLON CORPORATION.

                             TOWER AUTOMOTIVE, INC.
                        INDEX TO MONTHLY OPERATING REPORT


DESCRIPTION                                                                                       PAGE(S)
-----------                                                                                       -------
NOTES........................................................................................       1-3
CONSOLIDATED DEBTORS IN POSSESSION STATEMENT OF OPERATIONS FOR THE MONTH ENDED JUNE 30, 2005         4
CONSOLIDATED DEBTORS IN POSSESSION BALANCE SHEET AS OF MAY 31, 2005 AND JUNE 30, 2005........        5
CONSOLIDATED DEBTORS IN POSSESSION STATEMENT OF CASH FLOWS (INDIRECT METHOD) FOR THE MONTH
ENDED JUNE 30, 2005..........................................................................        6
CONSOLIDATED DEBTORS IN POSSESSION LIABILITIES SUBJECT TO COMPROMISE AS OF JUNE 30, 2005.....        7
CONSOLIDATED DEBTORS IN POSSESSION CERTIFICATION REGARDING PAYROLL, SALES, USE AND PROPERTY
TAXES FOR THE MONTH ENDED JUNE 30, 2005......................................................        8
DETAIL OF PAYROLL TAXES WITHHELD AND PAID....................................................       8-12
STATEMENT REGARDING INSURANCE POLICIES.......................................................        12
DEBTORS IN POSSESSION DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2005 .......................        13






UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                             TOWER AUTOMOTIVE, INC.
                       MONTHLY OPERATING REPORT, JUNE 2005


NOTES TO MONTHLY OPERATING REPORT

GENERAL
The unaudited financial statements and supplemental information contained herein, represents the consolidated financial information for the debtors only and does not include Tower Automotive, Inc.'s non-debtor subsidiaries. The Debtors are:

Tower Automotive, Inc. (the Company)                           Tower Automotive Madison, LLC
Algoods, USA, inc.                                             Tower Automotive Michigan, LLC
RJ Tower Corporation                                           Tower Automotive Milwaukee, LLC
Tower Automotive Bardstown, Inc.                               Tower Automotive Plymouth, Inc.
Tower Automotive Bowling Green, LLC                            Tower Automotive Products Company, Inc.
Tower Automotive Chicago, LLC                                  Tower Automotive Receivables Company, Inc.
Tower Automotive Finance, Inc.                                 Tower Automotive Services and Technology, LLC
Tower Automotive Granite City, LLC                             Tower Automotive, s.r.o.
Tower Automotive Granite City Services, LLC                    Tower Automotive Technology, Inc.
Tower Automotive International, Inc.                           Tower Automotive Technology Products, Inc.
Tower Automotive International Holdings, Inc.                  Tower Automotive Tool, LLC
Tower Automotive International Yorozu Holdings, Inc.           Tower Services, Inc.
Tower Automotive Lansing, LLC                                  Trylon Corporation d/b/a Tower Automotive

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial information. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the requirements of Accounting Principles Board Opinion No. 28 - "Interim Financial Reporting" and should be read in conjunction with the audited financial statements and notes thereto included in the Company's annual Report on Form 10-K for the year ended December 31, 2004.

The results of operations reflected in this report are not necessarily indicative of the results of operations of Tower Automotive, Inc. and all of its subsidiaries on a consolidated basis, as the consolidated financial statements include both debtors and non-debtors. Please refer to Tower Automotive, Inc.'s Forms 8-K, 10-K and 10-Q as filed with the United States Securities and Exchange Commission for further information.

CHAPTER 11 REORGANIZATION PROCEEDINGS
On February 2, 2005, Tower Automotive, Inc. and its United States subsidiaries ("Debtors") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code ("Bankruptcy Code") in the United States Bankruptcy Court Southern District of New York ("the "Court"). The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession ("DIP") pursuant to the Bankruptcy Code. An official committee of unsecured creditors has been appointed.

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors' liabilities as of the petition date or to enforce pre-petition date contractual obligations are automatically stayed. Absent approval from the Court, the Debtors are prohibited from paying pre-petition obligations. In addition, as a consequence of the Chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Court. However, the Debtors have requested that the Court approve certain pre-petition liabilities, such as payments for the retention of certain legal and financial professionals, employee wages and benefits and certain other pre-petition obligations. Since the filing, all orders sufficient to enable the Debtors to conduct normal business activities, including approval of the Debtors' DIP financing have been entered by



UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                    -PAGE 1-

                             TOWER AUTOMOTIVE, INC.
                       MONTHLY OPERATING REPORT, JUNE 2005


NOTES TO MONTHLY OPERATING REPORT (CONTINUED)

the Court. While the Debtors are subject to Chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Court.

The provisions in Statement of Position 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code ("SOP 90-7") apply to the Debtors' financial statements while the Debtors operate under the provisions of Chapter
11. SOP 90-7 does not change the application of generally accepted accounting principles in the preparation of financial statements. However, SOP 90-7 does require that the financial statements for periods including and subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

PETITION DATE FINANCIAL INFORMATION
The financial information filed as of the petition date is subject to change. Tower Automotive may, at a future date, amend its schedules for updated financial information.

INTERCOMPANY TRANSACTIONS
Intercompany transactions between the Debtors have been eliminated in this financial information. Intercompany transactions with the Company's non-debtor subsidiaries have not been eliminated in these financial statements and are reflected as intercompany receivables and payables.

INCOME TAXES
Tower Automotive accounts for income taxes on a consolidated basis. Accordingly, income tax expense/benefit and income tax assets and liabilities in the accompanying statements of operations and balance sheets, respectively, do not necessarily reflect the entities current income tax position for the periods presented.

DIP FINANCING
In February 2005, the Court approved a Revolving Credit, Term Loan and Guaranty Agreement ("DIP Agreement") with a national banking institution as agent for the lenders ("Lenders") and each of the Lenders.

The DIP Agreement provides for a $725 million commitment of debtor-in-possession financing comprised of a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $300 million and a term loan in the aggregate principal amount of $425 million. The proceeds of the term loan have been used to refinance the Debtors' obligation amounting to $425 million under the Credit Agreement. The proceeds of the revolving credit loans shall be used to fund the working capital requirements of the Debtors during the Chapter 11 proceedings. Obligations under the DIP Agreement are secured by a lien on the assets of the Debtors (which lien shall have first priority with respect to a significant portion of the Debtors' assets) and by a super-priority administrative expense claim in each of the bankruptcy cases.

Advances under the DIP Agreement will bear interest at a fixed rate per annum equal to (x) the greatest (as of the date the advance is made) of the prime rate, the Base CD Rate (as defined in the DIP Agreement) plus 1%, or the Federal Funds Effective Rate (as defined in the DIP Agreement) plus 0.5%, plus (y) 1.75%, in the case of a loan under the revolving facility, or 2.75% in the case of the term loan. Alternatively, the Debtors may request that advances be made at a variable rate equal to (x) the Adjusted LIBO Rate (as defined in the DIP Agreement), for a one-month, three-month, six-month, or nine-month period, at the election of Debtors, plus (y) 2.75%, in the case of a loan under the revolving facility, or 3.75% in the case of the term loan. In addition, the DIP Agreement obligates the Debtors to pay certain fees to the Lenders as described in the DIP Agreement.


UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)


                                    -PAGE 2-

                             TOWER AUTOMOTIVE, INC.
                       MONTHLY OPERATING REPORT, JUNE 2005


NOTES TO MONTHLY OPERATING REPORT (CONTINUED)

The DIP Agreement contains various representations, warranties and covenants by the Debtors that are customary for transactions of this nature, including (without limitation) reporting requirements and maintenance of financial covenants.

The Debtors' obligations under the DIP Agreement may be accelerated following certain events of default, including (without limitation) any breach by the Debtors of any of the representations, warranties, or covenants made in the DIP Agreement or the conversion of any of the bankruptcy cases to a case under Chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to Chapter 7 of the Bankruptcy Code.

The DIP Agreement matures on February 7, 2007; however, the Debtors are obligated to repay all borrowings made pursuant to the DIP Agreement upon substantial consummation of a plan of reorganization of the Debtors that is confirmed pursuant to an order of the Bankruptcy Court.



UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)


                                    -PAGE 3-

                             TOWER AUTOMOTIVE, INC.
                       MONTHLY OPERATING REPORT, JUNE 2005

                       CONSOLIDATED DEBTORS IN POSSESSION
                            STATEMENTS OF OPERATIONS
               (AMOUNTS IN THOUSANDS OF U.S. DOLLARS - UNAUDITED)




                                                                   JUNE 1, 2005 TO
                                                                    JUNE 30, 2005
                                                                  -----------------
Revenues.....................................................     $         188,010
Cost of sales................................................               168,910
                                                                  -----------------
  Gross profit...............................................                19,100

Selling, general and administrative expenses.................                 7,154
Restructuring and asset impairment charges, net..............                37,163
                                                                  -----------------
  Operating income (loss)....................................               (25,217)

Interest expense.............................................                 5,960
Interest income..............................................                (1,848)
Chapter 11 and related reorganization items..................     -----------------
  Income (loss) before provision for income taxes, equity in
   earnings of joint ventures and minority interest..........              (124,323)
Provision (benefit) for income taxes.........................                   254
                                                                  -----------------
  Income (loss) before equity in earnings of joint ventures
   and minority interest.....................................              (124,577)
Equity in earnings of joint ventures, net of tax.............                   113
                                                                  -----------------

   Net loss..................................................     $        (124,464)
                                                                  =================


   The accompanying notes are an integral part of this financial information.

UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)


                                    -PAGE 4-

                             TOWER AUTOMOTIVE, INC.
                       MONTHLY OPERATING REPORT, JUNE 2005


                       CONSOLIDATED DEBTORS IN POSSESSION
                           CONSOLIDATED BALANCE SHEETS
               (AMOUNTS IN THOUSANDS OF U.S. DOLLARS - UNAUDITED)


                                                             MAY 31, 2005     JUNE 30, 2005
                                                        ------------------ ----------------
Current Assets:
  Cash and cash equivalents                                  $      2,858     $      5,756
  Accounts receivable, net                                        263,547          304,423
  Inventories                                                      86,135           68,684
  Prepaid tooling and other                                        43,569           43,836
                                                        ------------------ ----------------
     Total current assets                                         396,109          422,699

Property, plant and equipment, net                                630,622          593,933
Investments in joint ventures                                           6               --
Investment in subsidiaries                                        346,782          346,782
Inter-company receivables                                         402,794          404,984
Other assets, net                                                 106,248           92,771
                                                        ------------------ ----------------
Total assets                                                 $  1,882,561     $  1,861,169
                                                        ================== ================

Current Liabilities Not Subject to Compromise:
  Current maturities of long-term debt and capital
  lease obligations                                          $      3,127     $     15,682
  Accounts payable                                                107,214          114,896
  Accrued liabilities                                             211,967          200,380
                                                        ------------------ ----------------
      Total current liabilities                                   322,308          330,958

Liabilities subject to compromise                               1,126,511        1,221,956

Non-Current Liabilities Not Subject to Compromise:
  Long-term debt, net of current maturities                        57,121           43,774
  Debtor-in-possession borrowings, net of current
  maturities                                                      518,288          533,286
Other non-current liabilities                                     183,088          184,540
                                                        ------------------ ----------------
  Total liabilities                                             2,207,316        2,314,514

  Stockholders' Deficit                                         (324,755)        (453,345)
                                                        ------------------ ----------------

Total liabilities and stockholders' deficit                  $ 1,882,561      $ 1,861,169
                                                        ================== ================



   The accompanying notes are an integral part of this financial information.



UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                    -PAGE 5-

                             TOWER AUTOMOTIVE, INC.
                       MONTHLY OPERATING REPORT, JUNE 2005

                       CONSOLIDATED DEBTORS IN POSSESSION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
               (AMOUNTS IN THOUSANDS OF U.S. DOLLARS - UNAUDITED)


                                                                 PERIOD FROM
                                                                 -----------
                                                               JUNE 1, 2005 TO
                                                               ---------------
                                                                JUNE 30, 2005
                                                                -------------
OPERATING ACTIVITIES:
  Net loss                                                           $(124,464)
  Adjustments required to reconcile net loss to net
   cash provided by (used in) operating activities:
   Chapter 11 and related reorganization expenses                       94,994
   Payments of Chapter 11 and related reorganization
     expenses                                                           (1,955)
   Restructuring and asset impairment, net                              36,713
   Depreciation                                                          9,855
   Deferred compensation                                                    74
   Equity in income of joint ventures, net                                (113)
   Change in working capital and other operating items                 (23,912)
                                                               -----------------
     Net cash used in operating activities                              (8,808)
                                                               -----------------
INVESTING ACTIVITIES:
  Capital expenditures                                                  (2,500)
                                                               -----------------
      Net cash used in investing activities                             (2,500)
                                                               -----------------
FINANCING ACTIVITIES:
  Proceeds from pre-petition borrowings                                     --
  Repayments of pre-petition borrowings                                   (794)
  Borrowings from DIP credit facility                                   85,000
  Repayments of borrowings from DIP credit facility                    (70,000)
  Net proceeds from issuance of common stock                                --
                                                               -----------------
      Net cash provided by (used in) financing activities               14,206
                                                               -----------------

Net Change in Cash and Cash Equivalents                              $   2,898
                                                               =================

Cash and Cash Equivalents, beginning of period                       $   2,858
Cash and Cash Equivalents, end of period                             $   5,756



   The accompanying notes are an integral part of this financial information.




UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)

                                    -PAGE 6-

                             TOWER AUTOMOTIVE, INC.
                       MONTHLY OPERATING REPORT, JUNE 2005


                       CONSOLIDATED DEBTORS IN POSSESSION
                        LIABILITIES SUBJECT TO COMPROMISE
               (AMOUNTS IN THOUSANDS OF U.S. DOLLARS - UNAUDITED)


                                                                     JUNE 30, 2005
                                                                   -----------------
LIABILITIES SUBJECT TO COMPROMISE:
Debt:
    5.75% Convertible senior debentures .........................     $  125,000
    6.75% Trust convertible preferred securities ................        258,750
    9.25% Senior Euro notes .....................................        195,555
    12% Senior notes ............................................        258,000
                                                                      ----------
Total debt ......................................................        837,305
Pre-petition accounts payable ...................................        241,525
Accrued interest on debt subject to compromise ..................         21,178
Accrued liabilities .............................................          5,245
Property and other taxes ........................................            403
Leases ..........................................................         99,937
Intercompany payable balances to non-Debtor subsidiaries ........         16,363
                                                                      ----------
Total liabilities subject to compromise .........................     $1,221,956
                                                                      ==========



   The accompanying notes are an integral part of this financial information.




UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)


                                    -PAGE 7-

                             TOWER AUTOMOTIVE, INC.
                       MONTHLY OPERATING REPORT, JUNE 2005


TAX PAYMENT CERTIFICATION
Tower Automotive's US subsidiaries and Debtors have paid post petition tax payments as due. Tax bills which straddle the bankruptcy filing date have been split and accrued separately as pre petition and post petitions amounts. The post petition amounts have been paid. Sales and payroll taxes for both pre petition and post petition periods have been paid in accordance with the Debtors' first day motions.

Any exceptions to this certification (amounts under dispute, ongoing audits for post petition periods etc.) are listed below.

    o We are currently under audit by several states for sales and use tax. Such audits may result in additional amounts due to various state agencies for sales and use tax. However, it is not possible to predict the outcome of such audits at the date of this report.

PAYROLL TAXES WITHHELD AND PAID
All payroll taxes have been paid when due. Amounts shown as not paid (differences) are not due as of the date of this information or reflect payments of taxes withheld in previous periods, which became due in the current period. We periodically withhold and remit payroll taxes in various other state and local jurisdictions which are not listed in this schedule as no amounts were withheld or due during the period.



FEDERAL INCOME TAX WITHHOLDING
            Taxes                                      $   3,177,086.62
SOCIAL SECURITY - EMPLOYEE
            Taxes                                      $   1,589,309.57
SOCIAL SECURITY - EMPLOYER
            Taxes                                      $   1,589,310.62
MEDICARE - EMPLOYEE
            Taxes                                      $     379,233.42
MEDICARE - EMPLOYER
            Taxes                                      $     379,233.62
            TotalTaxesWithheld                         $   7,114,173.85
            Paid                                       $   7,114,173.85
            Difference                                 $              -

FUTA
            Taxes                                      $       6,215.43
            Paid                                       $              -
            Difference                                 $       6,215.43

ILLINOIS UNEMPLOYMENT INSURANCE
            Taxes                                      $      14,123.93
            Paid                                       $              -
            Difference                                 $      14,123.93

ILLINOIS WITHHOLDING
            Taxes                                      $      83,556.82
            Paid                                       $      83,556.82
            Difference                                 $              -


UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)


                                    -PAGE 8-

                             TOWER AUTOMOTIVE, INC.
                       MONTHLY OPERATING REPORT, JUNE 2005



PAYROLL TAXES WITHHELD AND PAID (CONTINUED)

INDIANA UNEMPLOYMENT INSURANCE
   Taxes                                                          $     3,708.50
   Paid                                                           $           -
   Difference                                                     $     3,708.50

INDIANA WITHHOLDING (ALSO LOCAL WITHHOLDINGS)
   Taxes                                                          $   128,796.57
   Paid                                                           $   128,796.57
   Difference                                                     $           -

KENTUCKY UNEMPLOYMENT INSURANCE
   Taxes                                                          $     2,062.85
   Paid                                                           $           -
   Difference                                                     $     2,062.85

KENTUCKY WITHHOLDING
   Taxes                                                          $    32,445.51
   Paid                                                           $    32,445.51
   Difference                                                     $           -

KENTUCKY, BARDSTOWN
   Taxes                                                          $     6,809.00
   Paid                                                           $     6,809.00
   Difference                                                     $           -

KENTUCKY, BOWLING GREEN
   Taxes                                                          $       714.02
   Paid                                                           $       714.02
   Difference                                                     $           -

KENTUCKY, NELSON COUNTY
   Taxes                                                          $     1,462.15
   Paid                                                           $     1,462.15
   Difference                                                     $           -

KENTUCKY, WARREN COUNTY SCHOOL DISTRICT
   Taxes                                                          $        65.49
   Paid                                                           $           -
   Difference                                                     $        65.49

KENTUCKY, KREDA
   Taxes                                                          $    66,664.33
   Paid                                                           $    66,664.33
   Difference                                                     $           -


UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)



                                    -Page 9-

                             TOWER AUTOMOTIVE, INC.
                       MONTHLY OPERATING REPORT, JUNE 2005


PAYROLL TAXES WITHHELD AND PAID (CONTINUED)

MARYLAND WITHHOLDING                                              $           -
  Taxes                                                           $     6,272.95
  Paid                                                            $     6,272.95
  Difference                                                      $           -

MICHIGAN UNEMPLOYMENT INSURANCE
  Taxes                                                           $    28,246.04
  Paid                                                            $           -
  Difference                                                      $    28,246.04

MICHIGAN WITHHOLDING
  Taxes                                                           $   390,258.02
  Paid                                                            $   390,258.02
  Difference                                                      $           -

MICHIGAN, DETROIT
  Taxes                                                           $     6,480.96
  Paid                                                            $     6,480.96
  Difference                                                      $           -

MICHIGAN, GRAND RAPIDS
  Taxes                                                           $     1,541.13
  Paid                                                            $     1,421.09
  Difference                                                      $       120.04

MICHIGAN, PONTIAC
  Taxes                                                           $        30.84
  Paid                                                            $        30.84
  Difference                                                      $           -

MICHIGAN, PORT HURON
  Taxes                                                           $        77.46
  Paid                                                            $           -
  Difference                                                      $        77.46

MISSOURI WITHHOLDING
  Taxes                                                           $       249.00
  Paid                                                            $       249.00
  Difference                                                      $           -

MISSISSIPPI UNEMPLOYMENT INSURANCE
  Taxes                                                           $       411.67
  Paid                                                            $           -
  Difference                                                      $       411.67


UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)



                                    -PAGE 10-

                             TOWER AUTOMOTIVE, INC.
                       MONTHLY OPERATING REPORT, JUNE 2005



PAYROLL TAXES WITHHELD AND PAID (CONTINUED)

MISSISSIPPI WITHHOLDING
  Taxes                                                            $   18,458.00
  Paid                                                             $   18,458.00
  Difference                                                       $          -

OHIO SCHOOL DISTRICTS
  Taxes                                                            $    8,684.94
  Paid                                                             $    8,684.94
  Difference                                                       $          -

OHIO UNEMPLOYMENT INSURANCE
  Taxes                                                            $    1,110.43
  Paid                                                             $          -
  Difference                                                       $    1,110.43

OHIO WITHHOLDING
  Taxes                                                            $   72,914.95
  Paid                                                             $   72,914.95
  Difference                                                       $          -

OHIO, BELLEVUE
  Taxes                                                            $    6,633.77
  Paid                                                             $          -
  Difference                                                       $    6,633.77

OHIO, BLUFFTON
  Taxes                                                            $   10,095.19
  Paid                                                             $          -
  Difference                                                       $   10,095.19

OHIO, TOLEDO
  Taxes                                                            $       47.69
  Paid                                                             $       47.69
  Difference                                                       $          -

OHIO, CAREY
  Taxes                                                            $       57.71
  Paid                                                             $          -
  Difference                                                       $       57.71

OHIO, TIFFIN
  Taxes                                                            $       40.66
  Paid                                                             $       40.66
  Difference                                                       $          -


UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)



                                    -PAGE 11-

                             TOWER AUTOMOTIVE, INC.
                       MONTHLY OPERATING REPORT, JUNE 2005


PAYROLL TAXES WITHHELD AND PAID (CONTINUED)

OHIO, FOSTORIA
  Taxes                                                           $        34.14
  Paid                                                            $        34.14
  Difference                                                      $           -

OHIO, UPPER SANDUSKY
  Taxes                                                           $     5,093.54
  Paid                                                            $           -
  Difference                                                      $     5,093.54

OHIO, HICKSVILLE
  Taxes                                                           $       170.55
  Paid                                                            $           -
  Difference                                                      $       170.55

PENNSYLVANIA WITHHOLDING
  Taxes                                                           $       329.23
  Paid                                                            $       329.23
  Difference                                                      $           -

TENNESSEE UNEMPLOYMENT INSURANCE
  Taxes                                                           $    12,980.36
  Paid                                                            $           -
  Difference                                                      $    12,980.36

WISCONSIN UNEMPLOYMENT INSURANCE
  Taxes                                                           $     7,147.21
  Paid                                                            $           -
  Difference                                                      $     7,147.21

WISCONSIN WITHHOLDING                                             $           -
  Taxes                                                           $   139,182.77
  Paid                                                            $   139,182.77
  Difference                                                      $           -


STATEMENT REGARDING INSURANCE POLICES
All insurance policies for the Debtors have been fully paid for the period covered by this report, including workers' compensation and disability insurance. There have been no changes in the amount of insurance in force from the amounts previously provided.




UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)



                                    -PAGE 12-

                             TOWER AUTOMOTIVE, INC.
                       MONTHLY OPERATING REPORT, JUNE 2005


DISBURSEMENTS FOR THE MONTH ENDED JUNE 30, 2005

LEGAL ENTITY                                               MONTHLY DISBURSEMENTS
--------------------------------------------------------------------------------
Tower Automotive, Inc.                                        $          0
Algoods, USA, Inc.                                            $          0
RJ Tower Corporation                                          $ 55,561,939
Tower Automotive Bardstown, Inc.                              $ 12,853,375
Tower Automotive Bowling Green, LLC                           $    123,885
Tower Automotive Chicago, LLC                                 $ 28,377,895
Tower Automotive Finance, Inc.                                $          0
Tower Automotive Granite City, LLC                            $  9,242,732
Tower Automotive Granite City Services, LLC                   $  4,004,222
Tower Automotive International, Inc.                          $      1,413
Tower Automotive International Holdings, Inc.                 $          0
Tower Automotive International Yorozu Holdings, Inc.          $          0
Tower Automotive Lansing, LLC                                 $ 33,830,720
Tower Automotive Madison, LLC                                 $          0
Tower Automotive Michigan, LLC                                $  5,646,166
Tower Automotive Milwaukee, LLC                               $ 50,339,624
Tower Automotive Plymouth, Inc.                               $  5,533,038
Tower Automotive Products Company, Inc.                       $ 47,573,628
Tower Automotive Receivables Company, Inc.                    $          0
Tower Automotive Services and Technology, LLC                 $          0
Tower Automotive, s.r.o                                       $          0
Tower Automotive Technology, Inc.                             $  4,990,279
Tower Automotive Technology Products, Inc                     $      3,592
Tower Automotive Tool, LLC                                    $ 20,465,984
Tower Services, Inc.                                          $  1,811,968
Trylon Corporation d/b/a/ Tower Automotive                    $  5,339,031
                                                              ------------
                      TOTAL DISBURSEMENTS                     $285,699,491



UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN RE: TOWER AUTOMOTIVE, INC., ET.AL.
CASE NO.: 05 B 10578 (ALG)


                                    -PAGE 13-